UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 23, 2015

PETRONE WORLDWIDE INC.

(Exact name of Registrant as specified in its charter)

NEVADA	000-30380	87-0652348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2685 Hackney Road

Weston, Florida 3331

(Address of principal executive offices)

(855) 297-3876

(Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Distributorship Agreement

On April 23, 2015, the Board of Directors of Petrone Worldwide Inc., a Nevada corporation (the "Company") authorized the execution of that certain one-year exclusive distributorship agreement dated April 23, 2015 (the "Distributorship Agreement") with M/s Dewan & Sons, a supply company located in the Moradabad District in the Indian State of Uttar Prodesh in India ("Dewan & Sons"). Dewan & Sons is engaged in the business of manufacturing and selling stainless steel, copper, brass and aluminum small ware, buffet ware and tabletop goods under several distinctive trademarks, copyrights and other related intellectual property rights (the "Goods").

In accordance with the terms and provisions of the Distributorship Agreement: (i) Dewan & Sons has agreed to grant to the Company an exclusive distributorship effective from April 1, 2015 to March 31, 2016 to market, sell and distribute the Goods in the European Union; (ii) the Company shall purchase the Goods from Dewan & Sons at a discounted price and shall within seven days from the end of each month submit a summary of sales to Dewan & Sons in pursuance of this Distributorship Agreement; (iii) all customized and special orders require 100% prepayment and all products will be hipped FOB Moradabad; (iv) the Company shall be entitled to an incentive rebate which shall be calculated and payable on incremental sales volume achieved above $500,000 as follows: (a) a 2% rebate up to $500,000, and (b) a 2.5% for $500,000 and above; (v) the Company unconditionally agrees to the proprietary rights of Dewan & Sons, including trademarks, copyrights, design of said goods, patents and other related intellectual property rights, packaging, contents and in any form and relation thereto; (vi) the Company shall not promote or offer for sales any third party's competitive products or services that are in direct or indirect competition to the Goods without prior written authorization from Dewan & Sons; and (vii) either party may terminate the Distributorship Agreement by giving two months notice to the other party.

The foregoing is a summary description of the terms and conditions of the Distributorship Agreement and does not purport to be complete and is qualified in its entirety by reference to the Distributorship Agreement, a form of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01 Exclusive Distributorship Agreement between M/s Dewan & Sons and Petrone Worldwide Inc. dated April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRONE WORLDWIDE INC.
DATE: April 27, 2015	/s/ Victor Petrone Name: Victor Petrone Title: President/Chief Executive Officer

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